                                                             Exhibit (h)(iii)(B)

                               AMENDED SCHEDULE A
                              Dated August 1, 2002
                       to the Sub-Administration Agreement

NAME OF FUND
------------
Fifth Third Government Money Market Fund           Fifth Third Institutional Government Money Market Fund
Fifth Third Prime Money Market Fund                Fifth Third Institutional Money Market Fund
Fifth Third Municipal Money Market Fund            Fifth Third Michigan Municipal Money Market Fund
Fifth Third Quality Growth Fund                    Fifth Third International GDP Fund
Fifth Third Disciplined Large Cap Value Fund       Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                          Fifth Third Equity Index Fund
Fifth Third Mid Cap Growth Fund                    Fifth Third Large Cap Core Fund
Fifth Third International Equity Fund              Fifth Third Short Term Bond Fund
Fifth Third Technology Fund                        Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund                 Fifth Third Municipal Bond Fund
Fifth Third Bond Fund                              Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third U.S. Government Bond Fund              Fifth Third Large Cap Opportunity Fund
Fifth Third Intermediate Municipal Bond Fund       Fifth Third LifeModel Conservative Fund
Fifth Third Ohio Municipal Bond Fund               Fifth Third LifeModel Moderately Conservative Fund
Fifth Third U.S. Treasury Money Market Fund        Fifth Third LifeModel Moderate Fund
Fifth Third Strategic Income Fund                  Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund                   Fifth Third LifeModel Aggressive Fund
Fifth Third Worldwide Fund
Fifth Third Micro Cap Value Fund

                                         FIFTH THIRD FUNDS

                                         By: ________________________________
                                         Title:


                                         BISYS FUND SERVICES LIMITED PARTNERSHIP
                                         By: BISYS Fund Services, Inc.
                                         General Partner

                                         By: ________________________________
                                         Title: